Debt (Tables)	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Debt
Schedule of future principal payments of the promissory note

2024 (remaining 3 months)	$391,271
2025	2,720,940
2026	3,264,351
2027	872,073
Total	$7,248,635
Less: current portion	(2,326,050)
Promissory note, net of current portion	$4,922,585

2024	$1,156,550
2025	2,720,940
2026	3,264,351
2027	872,073
Total	$8,013,914
Less: current portion	(1,156,550)
Promissory note, net of current portion	$6,857,364